                                                                    Exhibit 99.2

                         Notice of Guaranteed Delivery
                                 for tender of
                       8.207% Series A Capital Securities
                (Liquidation Amount $1,000 per Capital Security)
                                       of
                              AFC Capital Trust I
         Unconditionally Guaranteed by Allmerica Financial Corporation


     This Notice of Guaranteed Delivery, or one substantially equivalent to this form, must be used to accept the Exchange Offer (as defined below) if (i) the procedures for delivery by book-entry transfer cannot be completed on a timely basis (ii) certificates for the Trust's (as defined below) 8.207% Series A Capital Securities (the "Old Capital Securities") are not immediately available or (iii) Old Capital Securities, the Letter of Transmittal and all other required documents cannot be delivered to The Chase Manhattan Bank (the "Exchange Agent") on or prior to the Expiration Date (as defined in the Prospectus referred to below). This Notice of Guaranteed Delivery may be delivered by hand, overnight courier or mail, or transmitted by facsimile transmission, to the Exchange Agent. See "The Exchange Offer--Procedures for Tendering Old Capital Securities" in the Prospectus.

                 The Exchange Agent for the Exchange Offer is:
                            THE CHASE MANHATTAN BANK

         By Registered or Certified Mail or Hand or Overnight Delivery:

                            The Chase Manhattan Bank
                                55 Water Street
                            Room 234, North Building
                           New York, New York  10041
                           Attention:  Carlos Esteves

                     Confirm by Telephone:  (212) 638-0828
                            Facsimile Transmissions:
                          (Eligible Institutions Only)
                        (212) 638-7375 or (212) 344-9367

     Delivery of this Notice of Guaranteed Delivery to an address other than as set forth above or transmission of this Notice of Guaranteed Delivery via facsimile to a number other than as set forth above will not constitute a valid delivery.

     This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

              THE GUARANTEE ON THE REVERSE SIDE MUST BE COMPLETED

Ladies and Gentlemen:

     The undersigned hereby tenders to AFC Capital Trust I, a trust formed under the laws of Delaware (the "Trust"), upon the terms and subject to the conditions set forth in the Prospectus dated __________ , 1997 (as the same may be amended or supplemented from time to time, the "Prospectus"), and the related Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which is hereby acknowledged, the aggregate liquidation amount of Old Capital Securities set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer--Procedures for Tendering Old Capital Securities."


Aggregate Principal Amount Tendered:

-----------------------------------   ------------------------------------------
                                      (Name(s) of Registered Holder(s)--Please
                                      Print)

-----------------------------------   ------------------------------------------
Certificate Nos. (if available)       (Address of Registered Holder(s))

-----------------------------------   ------------------------------------------
                                      (Zip Code)

-----------------------------------   ------------------------------------------
                                      (Area Code and Telephone No.)

                                      ------------------------------------------
                                      (Name(s) of Authorized Signatory)

Check box if Old Capital Securities
will be delivered by book-entry
transfer and provide account number.
                                      ------------------------------------------
                                      (Capacity)
[ ] The Depository Trust Company

                                      ------------------------------------------
                                      (Address(es) of Authorized Signatory)

DTC Account Number:
                   ----------------
                                      ------------------------------------------
                                      (Area Code and Telephone No.)
Date:
     ------------------------------


                                      ------------------------------------------

                                      ------------------------------------------
                                      (Signature(s) of Record Holder or
                                      Authorized Signatory)

                                      Dated:
                                            ------------------------------------

                                   GUARANTEE
                    (not to be used for signature guarantee)

          The undersigned, a firm or other entity identified in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, as an "eligible guarantor institution," including (as such terms are defined therein): (1) a bank; (2)
(a) a broker, dealer, municipal securities broker, municipal securities dealer, government securities broker, government securities dealer; (3) (a) a credit union; (4) (a) a national securities exchange, registered securities association or clearing agency; or (b) (5) a savings association that is a participant in a Securities Transfer Association recognized program (each of the foregoing being referred to as an "Eligible Institution"), hereby guarantees to deliver to the Exchange Agent at one of its addresses set forth above, either the Old Capital Securities tendered hereby in proper form for transfer, or confirmation of the book-entry transfer of such Old Capital Securities to the Exchange Agent's account at The Depository Trust Company ("DTC"), pursuant to the procedures for book-entry transfer set forth in the Prospectus, in either case together with one or more properly completed and duly executed Letter(s) of Transmittal (or facsimile thereof or Agent's Message in lieu thereof) and any other required documents within three business days after the date of execution of this Notice of Guaranteed Delivery. The undersigned acknowledges that it must deliver the Letter(s) of Transmittal (or facsimile thereof or Agent's Message in lieu thereof) and the Old Capital Securities tendered hereby to the Exchange Agent within the time period set forth above and that failure to do so could result in a financial loss to the undersigned.


================================================================================


    ----------------------------------------------------------------------
                                 (Name of Firm)

    ----------------------------------------------------------------------
                             (Authorized Signature)

    ----------------------------------------------------------------------
                                    (Title)

    ----------------------------------------------------------------------
                                   (Address)

    ----------------------------------------------------------------------
                                   (Zip Code)

    ----------------------------------------------------------------------
                        (Area Code and Telephone Number)

    Dated:
          ----------------------------------------------------------------


================================================================================

NOTE: DO NOT SEND OLD CAPITAL SECURITIES WITH THIS NOTICE OF GUARANTEED DELIVERY. ACTUAL SURRENDER OF OLD CAPITAL SECURITIES MUST BE MADE PURSUANT TO, AND BE ACCOMPANIED BY, A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS.

                                      -3-